NOE
Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
SSM MONOPOLY CORPORATION

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **AVVAA WORLD HEALTHCARE PRODUCTS INC., a Nevada Corporation.**	Case No. A-20-825998-C Dept. No. 1

NOTICE OF ENTRY OF ORDER GRANTING APPLICATION FOR APPOINTMENT OF SSM MONOPOLY CORPORATION AS CUSTODIAN OF AVVAA WORLD HEALTHCARE PRODUCTS, INC.

NOTICE IS HEREBY provided that on the 25th day of January, 2021 that the above-entitled Court did enter an Order in the above-entitled matter, a true and correct copy of which is attached hereto.

DATED this 25th day of January, 2021.

CORY READE DOWS & SHAFER

By: ______________________
JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@crdslaw.com

CERTIFICATE OF SERVICE

I hereby certify that on January 25th, 2021, I served a copy of the attached NOTICE OF ENTRY OF ORDER GRANTING APPLICATION FOR APPOINTMENT OF SSM MONOPOLY CORPORATION AS CUSTODIAN OF AVVAA WORLD HEALTHCARE PRODUCTS, INC. a sealed envelope to the following and that postage was fully prepaid thereon:

Karla Vazquez
President
33773 Howard Hughes Pkwy Ste 500S
Las Vegas, NV 89169

An Employee of CORY READE DOWS & SHAFER

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

1/25/2021 5:17 PM

Electronically Filed
01/25/2021 5:16 PM
CLERK OF THE COURT

ORDR

Jay A. Shafer, Esq.
Nevada Bar No. 9184
CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@crdslaw.com
Attorneys for Petitioner
SSM MONOPOLY CORPORATION

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of **AVVAA WORLD HEALTHCARE PRODUCTS INC., a Nevada Corporation.**	Case No. A-20-825998-C Dept. No. 1

ORDER GRANTING APPLICATION FOR APPOINTMENT OF SSM MONOPOLY CORPORATION AS CUSTODIAN OF AVVAA WORLD HEALTHCARE PRODUCTS, INC.

Petitioner SSM MONOPOLY CORPORATION's Motion and Application for Appointment as Custodian of AVVAA WORLD HEALTHCARE PRODUCTS, INC., having been considered by the Court, the Court having considered the pleadings and papers on file herein, with no opposition being filed, and for good cause appearing therefore:

THE COURT HEREBY FINDS that:

1. AVVAA WORLD HEALTHCARE PRODUCTS, INC., has failed file required reports with the Nevada Secretary of State in violation of N.R.S 78.710.
2. AVVAA WORLD HEALTHCARE PRODUCTS, INC., has failed to hold an annual meeting of stockholders for the preceding ten (10) years in violation of N.R.S. 78.710
3. Petitioner, SSM MONOPOLY CORPORATION, a Nevada limited liability company, is a shareholder of AVVAA WORLD HEALTHCARE PRODUCTS, INC.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

4. Petitioner has given reasonable and required notice as required by the NRS 78.710 et seq.

5. Beginning on October 24, 2020, Petitioner served demand upon AVVAA WORLD HEALTHCARE PRODUCTS, INC. at its last known addresses demanding the company comply with N.R.S. 78.710, N.R.S. 78.150 and N.R.S 78.710. Petitioner employed all reasonable efforts to contact AVVAA WORLD HEALTHCARE PRODUCTS, INC.

6. Despite Petitioner's demand, no response was received from AVVAA WORLD HEALTHCARE PRODUCTS, INC., Petitioner has demonstrable experience in managing the affairs of Nevada corporations.

THEREFORE IT IS HEREBY ORDERED, ADJUDGED AND DECREED that

1. Pursuant to NRS 78.347, SSM MONOPOLY CORPORATION is hereby appointed custodian of AVVAA WORLD HEALTHCARE PRODUCTS, INC.

2. SSM MONOPOLY CORPORATION is authorized to take any actions on behalf of AVVAA WORLD HEALTHCARE PRODUCTS, INC., pursuant to NRS 78.347 that are reasonable, prudent or for the benefit of pursuant to, including, but not limited to, issuing new shares of stock and issuing new classes of stock, as well as entering in contracts on behalf of the corporation.

3. Pursuant to NRS 78.347(3)(a) SSM MONOPOLY CORPORATION shall comply with NRS 78.180 to reinstate AVVAA WORLD HEALTHCARE PRODUCTS, INC.

4. Pursuant to NRS 78.347, SSM MONOPOLY CORPORATION shall comply with NRS 78.150 to identify and name a registered agent within the State of Nevada for AVVAA WORLD HEALTHCARE PRODUCTS, INC.

5. SSM MONOPOLY CORPORATION shall provide reasonable notice to all stockholders of record of a meeting of stockholders of AVVAA WORLD HEALTHCARE PRODUCTS, INC. that will be held within a reasonable time after this Order is entered.

CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

6. SSM MONOPOLY CORPORATION, as custodian of AVVAA WORLD HEALTHCARE PRODUCTS, INC. shall submit a report to this Court of the actions taken at said stockholders meeting.
7. SSM MONOPOLY CORPORATION shall report to this Court no less than every one hundred twenty (120) days concerning its custodianship of AVVAA WORLD HEALTHCARE PRODUCTS, INC. while such custodianship remains active.
8. SSM MONOPOLY CORPORATION shall, pursuant to NRS 78.347(4), file an amendment to the Articles of Incorporation of AVVAA WORLD HEALTHCARE PRODUCTS, INC. which the Secretary of State containing the following disclosures and statements:
    a. Disclosures of any previous criminal, administrative, civil or Financial Industry Regulatory Authority, or Securities and Exchange Commission investigations, violations, or conviction concerning SSM MONOPOLY CORPORATION, or its affiliates or subsidiaries;
    b. A statement that reasonable, but ultimately unsuccessful, attempts were made to contact the last known officers or directors of AVVAA WORLD HEALTHCARE PRODUCTS, INC., to request that the corporation comply with corporate formalities and to continue its business;
    c. A statement that SSM MONOPOLY CORPORATION, is, in fact, is pursuing its business and attempted to further the interest of its stockholders;
    d. A statement indicating that SSM MONOPOLY CORPORATION will reinstate and maintain the corporate charter of AVVAA WORLD HEALTHCARE PRODUCTS, INC., and
    e. Any other information as may be required by regulations promulgated by the Nevada Secretary of State.

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CORY READE DOWS & SHAFER
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

9. In order to implement and effectuate the requirements of this Order, SSM MONOPOLY CORPORATION is authorized to identify at reasonable commercial terms and, if necessary, cause AVVAA WORLD HEALTHCARE PRODUCTS, INC. to sell the corporation's debt securities to finance its operations, the repayment of which shall be in shares of the corporation's common stock at par value per share.

IT IS SO ORDERED.

Dated this ___ day of January, 2021.

Dated this 25th day of January, 2021

DISTRICT COURT JUDGE

CD8 A78 93D5 7B4D
Bita Yeager
District Court Judge

Submitted by:

CORY READE DOWS & SHAFER

By: ______________________

JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@crdslaw.com

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

SSM Monopoly Corporation, Plaintiff(s) vs. AVVAA World Health Care Products, Inc., Defendant(s)	CASE NO: A-20-825998-C DEPT. NO. Department 1

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Appointing Special Administrator was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 1/25/2021

Jay Shafer	JShafer@premierlegalgroup.com
Leta Metz	assistant@crdslaw.com
Heather Bock	hbock@crdslaw.com
Cenia Del Pozo	cdelpozo@crdslaw.com